EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTIONS 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Changjiang Mining & New Energy Co., Ltd. (the “Company”) on Form 10-Q for the nine months ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Li Ping, Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 14, 2016	By:	/s/ Li Ping
Li Ping Chief Financial Officer (Principal Financial Officer)